Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stratum Holdings, Inc. (the “small business issuer”) on Form 10-QSB for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard A. Piske, III, Chief Executive Officer of the small business issuer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of this Sarbanes Oxley Act of 2002, that, to my knowledge:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the small business issuer.

/s/ Richard A. Piske, III
Richard A. Piske, III
Chief Executive Officer
August 17, 2007